EXHIBIT 10.1
                            STOCK EXCHANGE AGREEMENT

         THIS STOCK EXCHANGE AGREEMENT (the "Agreement") is made and entered into effective February 23, 2004, by and among DIRECTVIEW, INC., a Nevada corporation ("DirectView"), MEETING TECHNOLOGIES, INC., a Delaware corporation ("Meeting"), and MICHAEL PERRY, an individual and the sole shareholder of Meeting ("Shareholder").

                                    RECITALS:

         A. The Shareholder owns all of the issued and outstanding capital stock of Meeting, consisting of 1,500 shares of common stock, $.001 par value per share (the "Meeting Shares").

         B. DirectView desires to acquire the Meeting Shares from the Shareholder in exchange for 500,000 shares of common stock, $.0001 par value per share, of DirectView (the "DirectView Shares") to be issued to the Shareholder.

         C. The Shareholder desire to exchange his Meeting Shares for the DirectView Shares upon the terms and conditions set forth herein.

         D. It is the intention of the parties hereto that: (i) DirectView shall acquire the Meeting Shares solely for the consideration set forth below (the "Exchange"); (ii) the Exchange shall qualify as a transaction exempt from registration or qualification under the Securities Act of 1933, as amended (the "Securities Act"), and under the applicable securities laws the jurisdiction where the Shareholder resides; and (iii) the Exchange shall qualify as a "tax-free" transaction within the meaning of Section 368 of the Internal Revenue Code of 1986.

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties hereto agree as follows:

                          SECTION 1. EXCHANGE OF SHARES

         1.1 EXCHANGE OF SHARES. On the Closing Date (as hereinafter defined), the Shareholder shall tender the Meeting Shares to DirectView and DirectView shall issue the DirectView Shares to the Shareholder in exchange therefor.

         1.2 DELIVERY OF MEETING SHARES. On the Closing Date, the Shareholder will deliver to DirectView the certificates representing the Meeting Shares, duly endorsed for transfer (or with executed stock powers) so as to convey good and marketable title to the Meeting Shares to DirectView, and, simultaneously therewith, DirectView will deliver certificates evidencing the DirectView Shares to the Shareholder.

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          SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

         The Shareholder represents and warrants to DirectView as follows:

         2.1 INFORMATION ON SHAREHOLDER. Shareholder is an "accredited investor," as such term is defined in Regulation D promulgated under the Act, is experienced in investments and business matters, has made investments of a speculative nature and has such knowledge and experience in financial, tax and other business matters as to enable it to evaluate the merits and risks of, and to make an informed investment decision with respect to, this Agreement. Shareholder understands that its acquisition of the DirectView Shares is a speculative investment, and Shareholder represents that it is able to bear the risk of such investment for an indefinite period, and can afford a complete loss thereof.

         2.2 INVESTMENT INTENT. Shareholder understands that the DirectView Shares have not been registered under the Act, and may not be sold, assigned, pledged, transferred or otherwise disposed of unless the DirectView Shares are registered under the Securities Act or an exemption from registration is available. Shareholder represents and warrants that it is acquiring the DirectView Shares for its own account, for investment, and not with a view to the sale or distribution of the DirectView Shares except in compliance with the Act. Each certificate representing the DirectView Shares will have the following or substantially similar legend thereon:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or any state securities laws. The shares have been acquired for investment and may not be sold or transferred in the absence of an effective Registration Statement for the shares under the Act unless, in the opinion of counsel satisfactory to the Company, registration is not required under the Act or any applicable state securities laws."

         2.3 OWNERSHIP OF MEETING SHARES AND AUTHORIZATION OF AGREEMENT. Shareholder is the sole record and beneficial owner of the Meeting Shares, all of which shares are owned free and clear of all rights, claims, liens and encumbrances, and have not been sold, pledged, assigned or otherwise transferred except pursuant to this Agreement. There are no outstanding subscriptions, rights, options, warrants or other agreements obligating Shareholder to sell or transfer to any third person any of the Meeting Shares owned by Shareholder, or any interest therein. Shareholder has the power to enter into this Agreement and to carry out its obligations hereunder. This Agreement has been duly executed by Shareholder and constitutes the valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms.

    SECTION 3. REPRESENTATIONS AND WARRANTIES OF MEETING AND THE SHAREHOLDER

         Meeting and the Shareholder hereby represents and warrants to DirectView as follows:

         3.1 ORGANIZATION AND GOOD STANDING. Meeting is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is entitled to

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own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. Meeting is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification. Meeting does not have any subsidiaries.

         3.2 AUTHORIZATION; ENFORCEABILITY; NO BREACH. Meeting has all necessary corporate power and authority to execute this Agreement and perform its obligations hereunder. This Agreement constitutes the valid and binding obligation of Meeting enforceable against Meeting in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution, delivery and performance of this Agreement by Meeting and the consummation of the transactions contemplated hereby will not:

                  (a) violate any provision of the Charter or By-Laws of Meeting;

                  (b) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute ( or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which Meeting is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (c) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, Meeting, or upon the properties or business of Meeting; or

                  (d) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a Material Adverse Effect (as hereinafter defined) on the business or operations of Meeting.

         3.3 COMPLIANCE WITH LAWS. Meeting has complied with all federal, state, county and local laws, ordinances, regulations, inspections, orders, judgments, injunctions, awards or decrees applicable to it or its business which, if not complied with, would materially and adversely affect the business or financial condition of Meeting.

         3.4 CONSENTS AND APPROVALS. No filing with, and no permit, authorization, consent, or approval of, any public body or authority or any third party is necessary for the consummation by Meeting of the transactions contemplated by this Agreement.

         3.5 LITIGATION. There is no action, suit or proceeding pending or threatened, or any investigation, at law or in equity, before any arbitrator, court or other governmental authority, pending or threatened, nor any judgment, decree, injunction, award or order outstanding, against or in any manner involving Meeting or any of Meeting's properties or rights which (a) could reasonably be expected to have a material adverse effect on Meeting taken as a whole, or (b) could reasonably be expected to materially and adversely affect consummation of any of the transactions contemplated by this Agreement (collectively, a "Material Adverse Effect").

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         3.6 BROKERS OR FINDERS. No broker's or finder's fee will be payable by
Meeting in connection with the transaction contemplated by this Agreement, nor will any such fee be incurred as a result of any actions by Meeting or the Shareholder.

         3.7 REAL ESTATE. Meeting neither owns real property nor is a party to any leasehold agreement.

         3.8 ASSETS. Meeting owns all rights, title and interest in and to its assets, free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or any other encumbrances.

         3.9 FINANCIAL STATEMENTS. The unaudited balance sheets of Meeting dated December 31, 2003 and 2002 (the "Meeting Financial Statements") fairly present in all material respects the financial position of Meeting as of the respective dates thereof, and the other related statements included therein fairly present in all material respects the results of operations, changes in stockholders' equity and cash flows of Meeting for the respective periods or as of the respective dates set forth therein, all in conformity with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein.

         3.10 ABSENCE OF CHANGES; NO UNDISCLOSED LIABILITIES. Since December 31, 2003, neither Meeting has incurred any liability material to Meeting on a consolidated basis, except in the ordinary course of its business, consistent with past practices; suffered a change, or any event involving a prospective change, in the business, assets, financial condition, or results of operations of Meeting which has had, or is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, (other than as a result of changes or proposed changes in federal or state regulations of general applicability or interpretations thereof, changes in generally accepted accounting principles, and changes that could, under the circumstances, reasonably have been anticipated in light of disclosures made in writing by Meeting to DirectView pursuant hereto); or subsequent to the date hereof, conducted its business and operations other than in the ordinary course of business and consistent with past practices. Meeting has no liability (and Meeting is not aware of any basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rising to any liability which individually or is in the aggregate are reasonably likely to have a Material Adverse Effect on Meeting) except for (a) liabilities set forth on the face of the most recent balance sheet included in the Meeting Financial Statements, and (b) liabilities which have arisen after the date of such balance sheet in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, tort, infringement, or violation of law).

         3.11 CAPITALIZATION. The authorized capital stock of Meeting consists of 1,500 shares of common stock of which 1,500 shares are presently issued and outstanding. Such shares are owned of record and beneficially by the Shareholder. Meeting has not granted, issued or agreed to grant, issue or make available any warrants, options, subscription rights or any other commitments of any character relating to the unissued shares of capital stock of Meeting. All of the Meeting Shares are duly authorized and validly issued, fully paid and non-assessable.

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         3.12 CONTRACTS. A copy of each of the material contracts, instruments, mortgages, notes, security agreements, leases, agreements, or understandings, whether written or oral, to which Meeting is a party that relates to or affects the assets or operations of Meeting or to which Meeting's assets or operations may be bound or subject (collectively, the "Contracts"), has been provided to DirectView. Each of the Contracts is a valid and binding obligation of Meeting and in full force and effect, except for where the failure to be in full force and effect would not, individually or in the aggregate, have a Material Adverse Effect. For purposes of this Agreement a material contract shall be any contract or agreement involving consideration in excess of $10,000. There are no existing defaults by Meeting thereunder or, to the knowledge of Meeting, by any other party thereto, which defaults, individually or in the aggregate, would have a Material Adverse Effect.

         3.13 TAXES. All required tax returns or federal, state, county, municipal, local, foreign and other taxes and assessments have been properly prepared and filed by Meeting for all years for which such returns are due unless an extension for filing any such return has been properly prepared and filed. Any and all federal, state, county, municipal, local, foreign and other taxes, assessments, including any and all interest, penalties and additions imposed with respect to such amounts have been paid or provided for. Meeting has never been audited by any local, state or federal tax authority.

         3.14 (a) Except to the extent that any inaccuracy of any of the following (or the circumstances giving rise to such inaccuracy), in the aggregate, would not reasonably be expected to have a Material Adverse Effect on
Meeting: (i) Meeting owns, or is licensed or otherwise has the legally enforceable right to use (in each case, clear of any liens or encumbrances of any kind), all Intellectual Property (as hereinafter defined) used in or necessary for the conduct of its business as currently conducted; (ii) no claims are pending or, to the knowledge of Meeting, threatened that Meeting is infringing on or otherwise violating the rights of any person with regard to any Intellectual Property used by, owned by, and/or licensed to Meeting or any of its subsidiaries; (iii) as of the date of this Agreement, to the knowledge of Meeting, no person is infringing on or otherwise violating any right of Meeting with respect to any Intellectual Property owned by and/or licensed to Meeting; and (iv) as of the date of this Agreement, neither Meeting nor any of its subsidiaries have received any notice of any claim challenging the ownership or validity of any Intellectual Property owned by Meeting or challenging Meeting's license or legally enforceable right to use any Intellectual Property licensed by it.

                  (b) For purposes of this Agreement, "Intellectual Property" means trademarks (registered or unregistered), service marks, brand names, certification marks, trade dress, assumed names, trade names, and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patented, patentable, or not in any jurisdiction; trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works of authorship, whether copyrighted, copyrightable, or not in any jurisdiction; registration or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; any similar intellectual

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property or proprietary rights and computer programs and software (including source code, object code, and data); licenses, immunities, covenants not to sue, and the like relating to the foregoing; and any claims or causes of action arising out of or related to any infringement or misappropriation of any of the foregoing.

         3.15 LABOR AND EMPLOYMENT MATTERS. (a) Meeting is and has been in compliance in all respects with all applicable laws respecting employment and employment practices, terms, and conditions of employment and wages and hours, including, such laws respecting employment discrimination, equal opportunity, affirmative action, worker's compensation, occupational safety, and health requirements and unemployment insurance and related matters, and are not engaged in and have not engaged in any unfair labor practice; (b) no investigation or review by or before any governmental entity concerning any violations of any such applicable laws is pending nor, to the knowledge of Meeting is any such investigation threatened or has any such investigation occurred during the last three years, and no governmental entity has provided any notice to Meeting or otherwise asserted an intention to conduct any such investigation; (c) there is no labor strike, dispute, slowdown, or stoppage actually pending or threatened against Meeting; (d) no union representation question or union organizational activity exists respecting the employees of Meeting; (e) no collective bargaining agreement exists which is binding on Meeting; (f) Meeting has experienced no work stoppage or other labor difficulty; and (g) in the event of termination of the employment of any of the current officers, directors, employees, or agents of Meeting, Meeting shall not, pursuant to any agreement or by reason of anything done prior to the closing by Meeting be liable to any of said officers, directors, employees, or agents for so-called "severance pay" or any other similar payments or benefits, including, without limitation, post-employment healthcare (other than pursuant to COBRA) or insurance benefits, except to the extent that any matter in Items (a), (b), (f) and (g) could reasonably be expected individually or in the aggregate to have a Material Adverse Effect on Meeting.

         3.16 EMPLOYEE BENEFIT PLANS. Meeting is not a party to any written or formal employee benefit plan (including, without limitation, any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) policy or agreement that is maintained (all of the foregoing, the "Benefit Plans"), or is or was contributed to by Meeting or pursuant to which Meeting or any trade or business, whether or not incorporated (an "ERISA Affiliate"), which together with Meeting would be deemed a "single employer" within the meaning of Section 4001 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), is still potentially liable for payments, benefits, or claims.

         3.17 STATE ANTI-TAKEOVER STATUTES. The Meeting Board of Directors has approved this Agreement and the transactions contemplated hereby and thereby such approval constitutes approval of the Merger and other transactions contemplated hereby and thereby by the Meeting Board of Directors as required under Delaware law. To the knowledge of Meeting and the Shareholder, no state anti-takeover statute is applicable to the Merger.

         3.18 ABSENCE OF CERTAIN BUSINESS PRACTICES. Neither Meeting nor any director, officer, employer, or agent of the foregoing, nor any person acting on its behalf, directly or indirectly has to Meeting's knowledge given or agree to give any gift or similar benefit to any customer, supplier, governmental employee or other person which (a) might subject Meeting to any

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damage or penalty in any civil, criminal, or governmental litigation or proceeding, (b) if not given in the past, might have had a Material Adverse Effect on Meeting, or (c) if not continued in the future, might have a Material Adverse Effect on Meeting or which might subject Meeting to suit or penalty in any private or governmental litigation or proceeding.

         3.19 INTERNAL ACCOUNTING CONTROLS. Meeting maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         3.20 FULL DISCLOSURE. No representation or warranty by Meeting in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to DirectView pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of Meeting.

             SECTION 4. REPRESENTATIONS AND WARRANTS OF DIRECTVIEW.

         DirectView hereby represents and warrants to Meeting and the Shareholder as follows:

         4.1 ORGANIZATION AND GOOD STANDING. DirectView is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and is entitled to own or lease its properties and to carry on its business as and in the places where such properties are now owned, leased or operated and such business is now conducted. DirectView is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

         4.2 AUTHORIZATION; ENFORCEABILITY; NO BREACH. DirectView has all necessary corporate power and authority to execute this Agreement and perform its obligations hereunder. This Agreement constitutes the valid and binding obligation of DirectView enforceable against DirectView in accordance with its terms, except as may be limited by bankruptcy, moratorium, insolvency or other similar laws generally affecting the enforcement of creditors' rights. The execution, delivery and performance of this Agreement by DirectView and the consummation of the transactions contemplated hereby will not:

                  (a) violate any provision of the Charter or By-Laws of DirectView;

                  (b) violate, conflict with or result in the breach of any of the terms of, result in a material modification of, otherwise give any other contracting party the right to terminate, or constitute ( or with notice or lapse of time or both constitute) a default under, any contract or

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other agreement to which DirectView is a party or by or to which it or any of its assets or properties may be bound or subject;

                  (c) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, DirectView, or upon the properties or business of DirectView; or

                  (d) violate any statute, law or regulation of any jurisdiction applicable to the transactions contemplated herein which could have a material adverse effect on the business or operations of DirectView.

         4.3 THE DIRECTVIEW SHARES. The DirectView Shares to be issued to the Shareholder have been, or on or prior to the Closing will have been, duly authorized by all necessary corporate and shareholder actions and, when so issued in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and will not be issued in violation of the pre-emptive or similar rights of any person.

         4.4 SEC REPORTS. DirectView has filed all reports required to be filed by it under the Securities Exchange Act of 1934 (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports"). The SEC Reports comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.

         4.5 FULL DISCLOSURE. No representation or warranty by DirectView in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to Meeting pursuant hereto or in connection with the negotiation, execution or performance of this Agreement contains, or will contain, any untrue statement of a material fact or omits, or will omit, to state any fact necessary to make any statement herein or therein not materially misleading or necessary to a complete and correct presentation of all material aspects of the businesses of DirectView.

                              SECTION 5. COVENANTS

         5.1 EXAMINATIONS AND INVESTIGATIONS. Prior to the Closing Date, the parties acknowledge that they have been entitled, through their employees and representatives, to make such investigation and verification of the assets, properties, business and operations, books, records and financial condition of the other, including communications with suppliers, vendors and customers, as they each may reasonably require. No investigation by a party hereto shall, however, diminish or waiver in any way any of the representations, warranties, covenants or

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agreements of the other party under this Agreement. Consummation of this
Agreement shall be subject to the fulfillment of due diligence procedures to the reasonable satisfaction of each of the parties hereto and their respective counsel.

         5.2 EXPENSES. Each party hereto agrees to pay its own costs and expenses incurred in negotiating this Agreement and consummating the transactions described herein.

         5.3 FURTHER ASSURANCES. The parties shall execute such documents and other papers and take such further action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall use its best efforts to fulfill or obtain in the fulfillment of the conditions to the Closing, including, without limitation, the execution and delivery of any documents or other papers, the execution and delivery of which are necessary or appropriate to the Closing.

         5.4 CONFIDENTIALITY. In the event the transactions contemplated by this Agreement are not consummated, each of the parties hereto agree to keep confidential any information disclosed to each other in connection therewith; provided, however, such obligation shall not apply to information which:

                  (a) at the time of disclosure was public knowledge;

                  (b) after the time of disclosure becomes public knowledge (except due to the action of the receiving party); or

                  (c) the receiving party had within its possession at the time of disclosure.

         5.5 STOCK CERTIFICATES AND CONSIDERATION. At the Closing, the Shareholder shall have delivered the certificates representing the Meeting Shares duly endorsed (or with executed stock powers) so as to make DirectView the sole owner thereof. At such Closing, DirectView shall issue the DirectView Shares to the Shareholder, as provided herein.

         5.6 MANAGEMENT OF MEETING AND DIRECTVIEW. On the Closing Date, the directors and officers of Meeting shall resign and the designees of DirectView shall, from and after the Closing Date, be the directors and officers of Meeting.

         5.7 NO CHANGE TO CAPITALIZATION. From the date hereof and continuing to the Closing Date, Meeting shall not issue any shares of capital stock or any securities convertible into capital stock, or enter into any agreement to do so.

                             SECTION 6. THE CLOSING

         The Closing shall take place contemporaneous with the execution of this Agreement, or at such other time and place as is mutually agreed upon by DirectView, Meeting and the Shareholder, following satisfaction or waiver of all conditions precedent to Closing. At the Closing, the parties shall provide each other with such documents as may be necessary or appropriate and customary in transactions of this sort in order to consummate the transactions

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contemplated hereby, including evidence of due authorization of the Agreement and the transactions contemplated hereby.

                   SECTION 7. CONDITIONS PRECEDENT TO CLOSING

         7.1 CONDITIONS PRECEDENT TO THE OBLIGATION OF DIRECTVIEW TO ISSUE THE DIRECTVIEW SHARES. The obligation of DirectView to issue the DirectView Shares to the Shareholder and to otherwise consummate the transactions contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

                  (a) ACCURACY OF MEETING'S AND THE SHAREHOLDER'S
REPRESENTATIONS AND WARRANTIES. The representations and warranties of Meeting and the Shareholders will be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time.

                  (b) PERFORMANCE BY MEETING AND THE SHAREHOLDER. Meeting and the Shareholder shall have performed all agreements and satisfied all conditions required to be performed or satisfied by them at or prior to the Closing.

                  (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) NO MATERIAL ADVERSE CHANGES. Meeting shall have suffered no Material Adverse Effect.

                  (e) EMPLOYMENT AGREEMENT. The Shareholder shall have entered into an Employment Agreement with DirectView in form and substance satisfactory to DirectView.

                  (f) MISCELLANEOUS. Meeting and the Shareholder shall have delivered to DirectView such other documents relating to the transactions contemplated by this Agreement as DirectView may reasonably request.

         7.2 CONDITIONS PRECEDENT TO THE OBLIGATION OF THE SHAREHOLDER TO EXCHANGE ITS MEETING SHARES. The obligation of the Shareholder to exchange its Meeting Shares for the DirectView Shares and to otherwise consummate the transactions contemplated hereby is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Shareholder's sole benefit and may be waived by the Shareholder at any time in its sole discretion.

                  (a) ACCURACY OF DIRECTVIEW'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of DirectView will be true and correct in all material respects as of the date when made and as of the Closing Date, as though made at that time.

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                  (b) PERFORMANCE BY DIRECTVIEW. DirectView shall have performed all agreements and satisfied all conditions required to be performed or satisfied by it at or prior to the Closing.

                  (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  (d) NO MATERIAL ADVERSE CHANGES. DirectView shall have suffered no Material Adverse Effect.

                  (e) EMPLOYMENT AGREEMENT. The Shareholder shall have entered into an Employment Agreement with DirectView in form and substance satisfactory to the Shareholder.

                  (f) MISCELLANEOUS. DirectView shall have delivered to the Shareholder such other documents relating to the transactions contemplated by this Agreement as the Shareholder may reasonably request.


       SECTION 8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF DIRECTVIEW

         Notwithstanding any right of Meeting and the Shareholders fully to investigate the affairs of DirectView, Meeting and the Shareholders shall have the right to rely fully upon the representations, warranties, covenants and agreements of DirectView contained in this Agreement or in any document delivered by DirectView or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for 12 months following the Closing.

    SECTION 9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

         Notwithstanding any right of DirectView fully to investigate the affairs of Meeting, DirectView has the right to rely fully upon the representations, warranties, covenants and agreements of Meeting and the Shareholders contained in this Agreement or in any document delivered to DirectView by the latter or any of its representatives, in connection with the transactions contemplated by this Agreement. All such representations, warranties, covenants and agreements shall survive the execution and delivery hereof and the Closing Date hereunder for 12 months following the Closing.

                           SECTION 10. INDEMNIFICATION

         10.1 OBLIGATION OF DIRECTVIEW TO INDEMNIFY. Subject to the limitations on the survival of representations and warranties contained in Section 8, DirectView hereby agrees to indemnify, defend and hold harmless the Shareholders from and against any losses, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees and

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disbursements) (a "Loss") based upon, arising out of, or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement of DirectView contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

         10.2 OBLIGATION OF THE SHAREHOLDERS TO INDEMNIFY. Subject to the limitations on the survival of representations and warranties contained in
Section 9, the Shareholders agree to indemnify, defend and hold harmless DirectView to the extent provided for herein from and against any Loss based upon, arising out of, or otherwise due to any inaccuracy in or any breach of any representation, warranty, covenant or agreement made by any of them and contained in this Agreement or in any document or other writing delivered pursuant to this Agreement.

                            SECTION 11. MISCELLANEOUS

         11.1 WAIVERS. The waiver of a breach of this Agreement or the failure of any party hereto to exercise any right under this agreement shall in no event constitute waiver as to any future breach whether similar or dissimilar in nature or as to the exercise of any further right under this Agreement.

         11.2 AMENDMENT. This Agreement ma be amended or modified only by an instrument of equal formality signed by the parties or the duly authorized representatives of the respective parties.

         11.3 ASSIGNMENT. This Agreement is not assignable except by operation of law.

         11.4 NOTICES. Until otherwise specified in writing, the mailing addresses of both parties of this Agreement shall be as follows:

                  THE SHAREHOLDER:  P. O. Box 931
                                    Harriman, NY 10926

                  DIRECTVIEW:       DirectView, Inc.
                                    7700 Camino Real, Suite 200
                                    Boca Raton, FL 33433

Any notice or statement given under this Agreement shall be deemed to have been given if sent by registered mail addressed to the other party at the address indicated above or at such other address as may be furnished in writing to the addressor.

         11.5 GOVERNING LAW; VENUE. This Agreement shall be governed and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Broward or Palm Beach, State of Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that

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the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this agreement in that jurisdiction or the validity or enforceability of any provision of this agreement in any other jurisdiction. EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY.

         11.6 PUBLICITY. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be issued by either party hereto at any time from the signing hereof without advance approval in writing of the form and substance thereof by the other party.

         11.7 ENTIRE AGREEMENT. This Agreement (including the Exhibits and Schedules hereto) and the collateral agreements executed in connection with the consummation of the transactions contemplated herein contain the entire agreement among the parties with respect to the Exchange and related transactions, and supersede all prior agreements, written or oral, with respect thereto. Specifically, without limitation, this Agreement supercedes and terminates an "Agreement and Plan of Merger" dated February 11, 2004 by and among the parties hereto, prior to the "Effective Time," in accordance with
Section 9.1(a) thereof.

         11.8 HEADINGS. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         11.9 SEVERABILITY OF PROVISIONS. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction, covenant, agreement or other provision of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

         11.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed, shall constitute an original copy hereof, but all of which together shall consider but one and the same document.

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         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                        DIRECTVIEW, INC.

                                        By: /s/ Michele Ralston
                                            -------------------
                                            Michele Ralston
                                            Chairman and Director



                                        MEETING TECHNOLOGIES, INC.

                                        By: /s/ Michael Perry
                                            -----------------
                                            Michael Perry
                                            President



                                        SHAREHOLDER:

                                        /s/ Michael Perry
                                        -----------------
                                        Michael Perry



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